EXHIBIT 23.2
                                     Consent of Mirsky, Furst & Associates, P.A.

                                  CONSENT OF
                       MIRSKY, FURST & ASSOCIATES, P.A.

      We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, Form 10-KSB filed for the year ended November 30, 1997; and the Quarterly Report on Form 10-QSB for the quarter ended February 28, 1998.

Dated: May 27, 1998                         /s/ MIRSKY, FURST & ASSOCIATES, P.A.
                                            ------------------------------------
                                                MIRSKY, FURST & ASSOCIATES, P.A.